                                                                  EXHIBIT 10.4.3


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

                  AMENDMENT NO. 3, dated as of March 31, 2001 (this "Amendment") to Credit Agreement, by and among Private Business, Inc., a Tennessee corporation (the "Borrower"), the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent.

                             PRELIMINARY STATEMENTS

                  (A) The Borrower, the Lenders, Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, and BankBoston N.A., as Syndication Agent, are parties to the Credit Agreement, dated as of August 7, 1998 (as amended to the date hereof, the "Credit Agreement").

                  (B) The Borrower has requested that the Lenders amend the Credit Agreement as more fully set forth below.

                  (C) The Administrative Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein.

                  (D) The terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1.        Amendments to Credit Agreement.

         Section 1.1 Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

         Section 1.2 Amendments to Credit Agreement. Effective upon the satisfaction of the conditions precedent set forth in Article 4 hereof, the Credit Agreement is hereby amended as follows:

                  (a) The aggregate amount of the Revolving Credit Commitments are reduced from $15,000,000 to $10,000,000. The Revolving Credit Commitment of each Revolving Credit Lender shall be reduced pro rata such that the new Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth below:

                  Revolving Credit Lender              Revolving Credit Commitment
                  -----------------------              ---------------------------
                  Fleet National Bank                         $4,545,454.57

                  Citizens Bank of Massachusetts              $2,727,272.73

                  LaSalle Bank National Association           $1,818,181.82

                  Credit Lyonnais New York Branch             $  909,090.91

                  (b) Section 1.1 is amended by deleting from the definition of "Applicable Margin" the tables entitled "Applicable Margin for Eurodollar Rate Advances" and "Applicable Margin for Prime Rate Advances" and replacing them with the following tables:

                 Applicable Margin for Eurodollar Rate Advances

Ratio of Consolidated               Revolving Credit Advances,
Debt to EBITDA                      Term A Advances                    Term B Advances
---------------------               --------------------------         ---------------
Greater than 3.00                            3.50%                           4.00%

Greater than 2.50
 less than or equal to 3.00                  3.00%                           3.50%

Greater than 2.00
 less than or equal to 2.50                  2.75%                           3.25%

Less than or equal to 2.00                   2.50%                           3.25%

                    Applicable Margin for Prime Rate Advances

Ratio of Consolidated               Revolving Credit Advances,
Debt to EBITDA                      Term A Advances                    Term B Advances
---------------------               --------------------------         ---------------
Greater than 3.00                            2.25%                           2.75%

Greater than 2.50
 less than or equal to 3.00                  1.75%                           2.25%

Greater than 2.00
 less than or equal to 2.50                  1.50%                           2.25%

Less than or equal to 2.00                   1.25%                           2.25%

                  (c) Section 2.6(b)(i) is amended by deleting such Section in its entirety and replacing it with the following:

                  "Within ninety (90) days following the end of each Fiscal Year in which the Ratio of Consolidated Debt to EBITDA at the end of such Fiscal Year exceeds 2.00:1, the Borrower shall execute and deliver to the Administrative Agent a certificate of the Borrower's Chief Executive Officer or Chief Financial Officer demonstrating its calculation of Excess Cash Flow for such Fiscal Year along with a prepayment of the then outstanding Advances equal to seventy-five percent (75%) of the annual Excess Cash Flow; provided, however, that if the Ratio of the Consolidated Debt to EBITDA, measured at the end of such Fiscal Year of the Borrower, for such Fiscal Year of the Borrower, is equal to or less than 2.00:1, then there shall be no required prepayment out of annual Excess Cash Flow for such Fiscal Year."

                  (d) Section 8.1 is amended by deleting the minimum EBITDA covenant levels for the period ending on or about March 31, 2001 and all periods thereafter and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Minimum EBITDA
         ----------------------------------------             --------------
         March 31, 2001                                       $15,000,000
         June 30, 2001                                        $15,250,000
         September 30, 2001                                   $15,500,000
         December 31, 2001                                    $15,750,000

         March 31, 2002                                       $16,000,000
         June 30, 2002                                        $16,500,000
         September 30, 2002                                   $16,500,000
         December 31, 2002                                    $16,700,000

         March 31, 2003                                       $17,750,000
         June 30, 2003                                        $17,750,000
         September 30, 2003                                   $17,750,000
         December 31, 2003                                    $18,000,000

         March 31, 2004                                       $18,750,000
         June 30, 2004                                        $18,750,000
         September 30, 2004                                   $19,000,000
         December 31, 2004                                    $19,000,000

         March 31, 2005                                       $19,500,000
         June 30, 2005                                        $20,000,000
         September 30, 2005                                   $20,000,000
         December 31, 2005                                    $21,000,000

         March 31, 2006 and thereafter                        $22,000,000

                  (c) Section 8.2 is amended by deleting the maximum Ratio of Consolidated Debt to EBITDA covenant levels for the period ending on or about March 31, 2001 and all periods thereafter and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Ratio
         ----------------------------------------             ------
         March 31, 2001                                       3.25:1
         June 30, 2001                                        3.00:1
         September 30, 2001                                   2.75:1
         December 31, 2001                                    2.50:1

         March 31, 2002                                       2.50:1
         June 30, 2002                                        2.25:1
         September 30, 2002                                   2.25:1
         December 31, 2002                                    2.00:1

         March 31, 2003                                       2.00:1
         June 30, 2003                                        1.75:1
         September 30, 2003                                   1.75:1
         December 31, 2003                                    1.75:1

         March 31, 2004                                       1.75:1
         June 30, 2004 and thereafter                         1.50:1

                  (d) Section 8.3 is amended by deleting the minimum Interest Coverage Ratio covenant levels for the period ending on or about March 31, 2001 and all periods thereafter and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Ratio
         ----------------------------------------             ------
         March 31, 2001                                       3.00:1
         June 30, 2001                                        3.25:1
         September 30, 2001                                   3.25:1
         December 31, 2001                                    3.50:1

         March 31, 2002                                       3.50:1
         June 30, 2002                                        3.75:1
         September 30, 2002                                   4.00:1
         December 31, 2002 and thereafter                     4.50:1

                  (e) Section 8.4 is amended by deleting the minimum Fixed Charge Coverage Ratio covenant levels for the period ending on or about March 31, 2001 and all periods thereafter and replacing them with the following:

         Four Fiscal Quarters ending on or about:             Ratio
         ----------------------------------------             ------
         March 31, 2001                                       1.10:1
         June 30, 2001                                        1.15:1
         September 30, 2001                                   1.25:1
         December 31, 2001                                    1.25:1

         March 31, 2002                                       1.25:1
         June 30, 2002                                        1.25:1
         September 30, 2002                                   1.25:1
         December 31, 2002                                    1.25:1

         March 31, 2003                                       1.25:1
         June 30, 2003                                        1.25:1
         September 30, 2003                                   1.25:1
         December 31, 2003                                    1.25:1

         March 31, 2004                                       1.25:1
         June 30, 2004                                        1.25:1
         September 30, 2004                                   1.25:1
         December 31, 2004                                    1.25:1

         March 31, 2005                                       1.00:1
         June 30, 2005                                        1.00:1
         September 30, 2005                                   1.00:1
         December 31, 2005                                    1.00:1

         March 31, 2006 and thereafter                        1.25:1

ARTICLE 2.        Confirmations and References.

         Section 2.1 Continuing Effect. The Credit Agreement and the other Loan Documents delivered in connection therewith are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof:

                  (a) All references in the Credit Agreement and all references in the other Loan Documents:

                           (i)      to the "Credit Agreement," "thereto,"
"thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby; and

                           (ii)     to the "Loan Documents" shall be deemed to
include this Amendment.

                  (b) All references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         Section 2.2 Confirmation of Liens. The Liens granted pursuant to the Collateral Documents secure, without limitation, the Obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment. The term "Obligations" as used in the Collateral Documents (or any other term used therein to refer to the liabilities and obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent), include, without limitation, Obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment.

ARTICLE 3.        Representations and Warranties.

         The Borrower and each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

         Section 3.1 Existing Representations. Each of the representations and warranties contained in Article 4 of the Credit Agreement is true in all material respects on, and as though made as of, the date hereof, other than any such representation or warranty that, by its terms, refers to a specific date, in which case, as of such specific date.

         Section 3.2 No Default. As of the date hereof, there exists no Default or Event of Default under the Credit Agreement, as amended hereby, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

         Section 3.3 Power, Authority, Consents. The Borrower has the power to execute, deliver and perform the Credit Agreement, as amended by this Amendment. The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment. No consent or approval of any Person, no consent or approval of any landlord or mortgagee, no waiver of any lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is required in connection with the execution, delivery or performance by the Borrower or the validity, enforcement or priority, of this Amendment.

         Section 3.4 No Violation of Law or Agreements. The execution and delivery by the Borrower of this Amendment and performance by it hereunder, will not violate any provision of law presently in effect and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument presently in effect of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture presently in effect to which the Borrower is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Collateral Documents as acknowledged and confirmed herein.

         Section 3.5 Binding Effect. This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligation of the Borrower, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

ARTICLE 4.        Conditions to Amendment.

         The effectiveness of the amendments contained in Article 1 shall be subject to the fulfillment of the following conditions precedent:

         Section 4.1 Amendment. The Borrower, the Required Lenders and Revolving Credit Lenders holding greater than 50% of the aggregate Revolving Credit Commitments shall have executed and delivered to the Administrative Agent this Amendment.

         Section 4.2 No Default. There shall exist no Event of Default or Default under the Credit Agreement.

         Section 4.3 Representations and Warranties. The representations and warranties contained in Article 3 hereof shall be true and correct in all material respects on the date hereof..

         Section 4.4 Amendment Fee. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an amount equal to 0.25% (i.e. 25 basis points) of the aggregate of such approving Lenders' Commitments immediately after the effectiveness of this Amendment.

ARTICLE 5.        Miscellaneous.

         Section 5.1 Continued Effectiveness. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

         Section 5.2 Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

         Section 5.3 Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

         Section 5.4 Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of an originally executed counterpart.

         Section 5.5 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

         Section 5.6 Expenses. The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of counsel for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any documents required to be furnished herewith.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.

                                      PRIVATE BUSINESS, INC.,
                                      AS BORROWER



                                      By:            /s/ Fred P. Read
                                             ----------------------------------

                                      Title:     Chief Financial Officer
                                             ----------------------------------


 [SIGNATURE PAGE TO PRIVATE BUSINESS, INC. AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                      FLEET NATIONAL BANK,
                                      AS INITIAL ISSUING BANK,
                                      AS SWING LINE BANK,
                                      AS ADMINISTRATIVE AGENT AND
                                      AS LENDER


                                      By:            /s/ Paul Holian
                                             ----------------------------------

                                      Title:         Vice President
                                             ----------------------------------


 [SIGNATURE PAGE TO PRIVATE BUSINESS, INC. AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                      CITIZENS BANK OF MASSACHUSETTS,
                                      AS LENDER



                                      By:
                                            -----------------------------------

                                      Title:
                                            -----------------------------------


 [SIGNATURE PAGE TO PRIVATE BUSINESS, INC. AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                     PILGRIM PRIME RATE TRUST,
                                     AS LENDER

                                     By: Pilgrim Investments, Inc.,
                                     as its Investment Manager



                                     By:           /s/ Michel Prince
                                            -----------------------------------
                                     Title:          Vice President
                                            -----------------------------------

 [SIGNATURE PAGE TO PRIVATE BUSINESS, INC. AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     AS LENDER



                                     By:          /s/ Todd Kostelnik
                                            -----------------------------------

                                     Title:       First Vice President
                                            -----------------------------------

 [SIGNATURE PAGE TO PRIVATE BUSINESS, INC. AMENDMENT NO. 3 TO CREDIT AGREEMENT]

                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                     AS LENDER



                                     By:            /s/ Mischa Zabotin
                                            -----------------------------------

                                     Title:        First Vice President
                                            -----------------------------------

 [SIGNATURE PAGE TO PRIVATE BUSINESS, INC. AMENDMENT NO. 3 TO CREDIT AGREEMENT]